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                                                                    Exhibit 23.4


To the Board of Directors
Technocom Limited

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.


                                                                            KPMG
                                                           Chartered Accountants

Dublin, Ireland
April 3, 1998